UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2010

INTERACTIVE DATA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-31555	13-3668779
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Crosby Drive, Bedford, Massachusetts	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 687-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Section 8 – Other Events

Item 8.01.	Other Events.

On May 3, 2010, Interactive Data Corporation (the “Company”), Hg Investors LLC (“Hg Investors”) and Igloo Merger Corporation (“Igloo”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Hg Investors and Igloo, affiliates of Silver Lake Technology Management L.L.C. (“Silver Lake”) and Warburg Pincus LLC (“Warburg Pincus”), have agreed to purchase the Company (the “Proposed Acquisition”).

As previously disclosed by the Company in its current reports on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on May 7, 2010, May 19, 2010 and June 17, 2010, the preliminary information statement on form PREM14C filed with the SEC on June 1, 2010 (the “Preliminary Information Statement”) and the definitive information statement on Form DEFM14C filed with the SEC on June 30, 2010 (the “Definitive Information Statement”), two putative stockholder class action lawsuits have been filed in connection with the Proposed Transaction.

On May 4, 2010, a putative stockholder class action lawsuit was filed in Middlesex County Superior Court Department in the Commonwealth of Massachusetts against the Company, the members of the Board of Directors of the Company (the “Board of Directors”), Warburg Pincus, Silver Lake, Hg Investors, Igloo and Pearson DBC Holdings Inc. (“Pearson”). The complaint in the lawsuit, Kenneth M. Page v. Rona Fairhead et al., C.A. No. 2010-1712, asserts that the members of the Board of Directors breached their fiduciary duties by causing the Company to enter into the Merger Agreement and further asserts that the Company and certain entities affiliated with Silver Lake and Warburg Pincus aided and abetted those alleged breaches of duty. The complaint seeks, among other relief, an order enjoining the Proposed Transaction, rescission of the Merger Agreement, damages and plaintiff’s counsel’s fees and experts’ fees. On June 10, 2010, the plaintiff in the Massachusetts action filed a complaint in the Court of Chancery of the State of Delaware captioned Page v. Interactive Data Corporation et al., C.A. No. 5554-CC.

On May 14, 2010, a putative stockholder class action lawsuit was filed in the Court of Chancery of the State of Delaware against the Company, the members of the Board of Directors, Pearson, Igloo, Silver Lake and Warburg Pincus. The complaint in the lawsuit, Brad Marques v. Rona Fairhead, et al., C.A. No. 5498-CC, asserts that the members of the Board of Directors and Pearson breached their fiduciary duties by causing the Company to enter into the Merger Agreement and further asserts that the Company, Hg Investors, Silver Lake and Warburg Pincus aided and abetted those alleged breaches of duty. The complaint seeks, among other relief, an order enjoining the Proposed Transaction, rescission of the Merger Agreement, damages and plaintiff’s counsel’s fees and experts’ fees. On June 18, 2010, the plaintiff in the Marques action and the plaintiff in the Page action moved to consolidate the two Delaware into a single action under the caption, In re Interactive Data Shareholders Litigation, Consolidated C.A. No. 5498-CC. On June 23, 2010, the Court of Chancery of the State of Delaware granted the plaintiffs’ motion to consolidate. The verified amended class action complaint filed in the Marques action is the operative complaint in the consolidated action.

On June 29, 2010, the Company and the defendants in the consolidated action entered into a memorandum of understanding with the plaintiffs providing for the settlement and dismissal with prejudice of this action, subject to customary conditions, including completion of appropriate settlement documentation, confirmatory discovery, consummation of the Proposed Transaction and all necessary court approvals. Although the Company and the defendants in the consolidated action deny any wrongdoing and believe that the action is without merit, and the Company believes that no further supplemental disclosure was required under applicable laws, to avoid the risk of the consolidated action adversely affecting the Proposed Transaction and to minimize the expense of defending such actions, the Company agreed, pursuant to the terms of the memorandum of understanding, to include certain additional disclosures in the Definitive Information Statement that were not included in the Preliminary Information Statement. The settlement and dismissal with prejudice, if completed and approved by the court, will resolve all of the claims that were or could have been brought in the action, including all claims relating to the Proposed Transaction (other than claims for appraisal under Section 262 of the Delaware General Corporation Law). In connection with the settlement and dismissal with prejudice, the Company has agreed, subject to court approval, that it will pay plaintiffs’ counsel the amount of $612,500 for its fees and expenses in the action. The settlement will not affect the merger consideration to be paid to the Company’s stockholders pursuant to the Proposed Transaction.

FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report on Form 8-K contains forward-looking statements that involve numerous risks and uncertainties. The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected litigation settlement. All forward-looking statements included in this communication are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither the Company nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the Company’s control. These factors include (without limitation): uncertainties relating to court approval of the settlement, failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the Proposed Transaction for other reasons; changes in laws or regulations; and changes in general economic conditions; or other risks and uncertainties discussed in the “Risk Factors” section of the Company’s most recent Quarterly Report on Form 10-Q filed with the SEC or the other documents the Company periodically files with the SEC. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, notwithstanding the fact that subsequent events and developments may cause the Company’s views as of the date of this filing to change. For additional information please refer to the Company’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Proposed Transaction, the Company filed the Definitive Information Statement. Investors in and security holders of the Company are advised to read the Definitive Information Statement because it contains important information about the Proposed Transaction and the parties thereto. The Definitive Information Statement provides additional important information concerning the Proposed Transaction, including the necessary procedures to be followed by stockholders who wish to exercise appraisal rights. The Definitive Information Statement was first mailed to the stockholders of the Company on June 30, 2010. The Company’s stockholders may also obtain, without charge, a copy of the Definitive Information Statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the Definitive Information Statement and other relevant documents (when available) by directing a request by mail or telephone to Interactive Data Corporation, 32 Crosby Drive Bedford, MA 01730, Attn: Investor Relations, telephone: (781) 687-8500, or from the Company’s website, http://www.interactivedata.com.

Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the information statement for the Company’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 15, 2010. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers and Pearson in the Proposed Transaction, which may be different than those of the Company’s stockholders generally, by reading the Definitive Information Statement and other relevant documents regarding the Proposed Transaction, when filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERACTIVE DATA CORPORATION

Date: July 6, 2010	By:	/s/ Christine Sampson
	Name:	Christine Sampson
	Title:	Interim Chief Financial Officer